CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

WAFER SUPPLY AGREEMENT

This Agreement (“Agreement”) is made and entered into as of this 23rd day of May, 2003 (the “Effective Date”), by and between:

(1)	Power Integrations, Inc., a Delaware corporation having its principal place of business at 5245 Hellyer Ave., San Jose, CA U.S.A. 95138 (“POWER INTEGRATIONS”);

and

(2)	ZMD Analog Mixed Signal Services GmbH & CoKG, a German corporation having its principal place of business at Grenzstrasse 28, 01109 Dresden, Germany (“COMPANY”).

WITNESSETH:

WHEREAS, COMPANY is engaged in providing wafer foundry services for IC companies; and

WHEREAS, POWER INTEGRATIONS is engaged in the design, development, marketing and sale of various IC products for use in power source applications; and

WHEREAS, POWER INTEGRATIONS desires to acquire from COMPANY fabrication and supply of wafers of certain IC products, and COMPANY is willing to supply such wafers to POWER INTEGRATIONS within the limitation of available production capacity of COMPANY.

NOW, THEREFORE, in consideration of the mutual covenants of the parties contained herein, POWER INTEGRATIONS and COMPANY hereby agree as follows:

Article 1.(Definitions)

When used throughout this Agreement, each of the following terms shall have the meaning indicated below:

1.1	COMMON SPECIFICATION(S): The specifications for the production, delivery and acceptance of the WAFERS which are set forth in Exhibit C attached hereto.
1.2

CONFIDENTIAL INFORMATION:  Technical information, or other non-public information relating to PI or SUPPLIER, whether in a man-readable or machine-readable form and whether recorded on paper, tape, diskette or any other media, which is disclosed by the disclosing party to the receiving party, and subject to Section 1.3 (“CONFIDENTIAL MANUFACTURING INFORMATION”), (i) which is designated in writing, by appropriate legend, as confidential or, (ii) if disclosed orally is identified as confidential information at the time of disclosure and a summary of which is confirmed in writing within thirty (30) days after oral disclosure and designated, by appropriate legend,

1	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

as confidential.  Notwithstanding the foregoing, all information generated by the activities and actions of SUPPLIER under this Agreement on PI’s behalf and any information, including all PI INTELLECTUAL PROPERTY received from PI by SUPPLIER, to effect the terms of this Agreement shall also be considered PI’s CONFIDENTIAL INFORMATION.

1.3

CONFIDENTIAL MANUFACTURING INFORMATION:  PI’s CONFIDENTIAL INFORMATION that is or relates to the PI PROCESS.  CONFIDENTIAL MANUFACTURING INFORMATION is CONFIDENTIAL MANUFACTURING INFORMATION in all cases, whether or not marked as or declared to be confidential.  Any unmarked or oral information relating to the PI PROCESS conveyed during a meeting between the parties will be CONFIDENTIAL MANUFACTURING INFORMATION by default whether or not declared or marked confidential and whether or not it is subsequently described in writing.

1.4	ENGINEERING WAFERS: WAFERS that are processed in accordance with the applicable special pricing in Exhibit B and the applicable special specifications in Exhibit C.
1.5	INDIVIDUAL SALES CONTRACTS: Individual contracts of sale and purchase of the WAFERS that will be concluded between SUPPLIER and PI pursuant to this Agreement.
1.6	INTELLECTUAL PROPERTY RIGHTS: Copyrights, patents, trade secrets, moral rights, know-how and all other intellectual or proprietary rights of any kind.
1.7	MASK SPECIFICATIONS: The specifications for the production, delivery and acceptance of the MASK TOOLING SETS which are set forth in EXHIBIT C attached hereto.
1.8	MASK TOOLING SETS: Those mask tooling sets made by or for SUPPLIER for use in making WAFERS pursuant to this Agreement.
1.9	PI: POWER INTEGRATIONS, INC., and any of its SUBSIDIARIES.
1.10	PI PROCESS IMPROVEMENTS: Any modification or change, during the term of this Agreement, to the PI INTELLECTUAL PROPERTY, including PI IMPROVEMENTS and SUPPLIER IMPROVEMENTS.
1.11	PI IMPROVEMENTS: All PI PROCESS IMPROVEMENTS that that have been made solely by PI or made jointly by PI and SUPPLIER.
1.12

SUPPLIER IMPROVEMENTS:  Any PI PROCESS IMPROVEMENTS that (i) are made solely by SUPPLIER without use of PI CONFIDENTIAL INFORMATION, and (ii) for which SUPPLIER has a substantial use other than manufacturing or incorporation into PRODUCTS, and (iii) are based solely on the SUPPLIER PROCESS.

2	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

1.13	PI INTELLECTUAL PROPERTY: The PI PROCESS, the COMMON SPECIFICATIONS, the MASK TOOLING SETS and the mask databases therefor, the PI IMPROVEMENTS, and all INTELLECTUAL PROPERTY RIGHTS in the foregoing.
1.14

PI PROCESS:  PI’s process technologies, which are implemented in the SUPPLIER wafer fabrication facility to produce the WAFERS, and of which the detailed specification is specified in the COMMON SPECIFICATIONS, plus all PI IMPROVEMENTS.

1.15	PILOT PRODUCTION: The production by SUPPLIER of WAFERS for the purpose of evaluation by PI.
1.16	PRODUCTS: Any and all IC products of PI which will be manufactured in accordance with the PI PROCESS.
1.17

SUBSIDIARY:  Any corporation, company or other entity in which SUPPLIER or PI, as the case may be, owns and/or controls, directly or indirectly, now or hereafter, more than fifty percent (50%) of the outstanding shares of stock entitled to vote for the election of directors or their equivalents regardless of the form thereof (other than any shares of stock whose voting rights are subject to restriction); provided, however, that any entity which would be a SUBSIDIARY by reason of the foregoing shall be considered a SUBSIDIARY only so long as such ownership or control exists.  SUPPLIER and PI shall each enter into separate written agreements (each a “SUBSIDIARY Agreement”) with each of their respective SUBSIDIARIES who wish to exercise any rights under this Agreement, binding the SUBSIDIARY to the terms and conditions of this Agreement.  A SUBSIDIARY shall maintain its status as a SUBSIDIARY under this Agreement only for so long as such SUBSIDIARY has a SUBSIDIARY Agreement in force and effect.  SUPPLIER and PI each guarantee to the other the performance of their respective SUBSIDIARIES under this Agreement, and each will indemnify and hold harmless the other from any costs, damages, or liabilities incurred by the other arising out of a breach by a SUBSIDIARY of the terms and conditions of this Agreement.

1.18	SUPPLIER: COMPANY and any of its SUBSIDIARIES.
1.19

SUPPLIER PROCESS:  SUPPLIER’s standard process technology steps, from SUPPLIER owned technologies, developed exclusively by SUPPLIER and implemented in the SUPPLIER wafer fabrication facility to produce the WAFERS.

1.20	VOLUME PRODUCTION: The production by SUPPLIER of WAFERS for the volume production of PRODUCTS.
1.21

WAFER(S): Non-probed silicon wafers produced during the PILOT PRODUCTION and VOLUME PRODUCTION which meet the COMMON SPECIFICATIONS and that may be identified by additional specifications in an exhibit that is added hereto by written agreement of the parties.

3	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

1.22

WAFER TYPE.  The different types of WAFERS (e.g., size, location of manufacture) as defined by the COMMON SPECIFICATION and that are identified by additional specifications in Exhibit C (SPECIFICATIONS).

Article 2.(Foundry Commitment and Forecasts)

2.1

SUPPLIER agrees to commit to PI the foundry capacity (“FOUNDRY CAPACITY”) as set forth in Exhibit A.  Annually, PI will provide SUPPLIER with a non-binding twelve (12) month forecast of WAFER orders by WAFER TYPE (“PI ANNUAL FORECAST”).  Annually during the Term of this Agreement and in advance of the beginning of SUPPLIER’s fiscal year, SUPPLIER and PI will jointly review the PI ANNUAL FORECAST and SUPPLIER’s FOUNDRY CAPACITY for the upcoming SUPPLIER fiscal year.  Annually, at the beginning of SUPPLIER’s fiscal year during the Term of this Agreement, SUPPLIER will commit a FOUNDRY CAPACITY for the current SUPPLIER fiscal year, at each of the SUPPLIER’s plants making WAFERS for PI, in an amount no less than [***] ([***]%) of PI’s total WAFER purchases by WAFER TYPE during the previous SUPPLIER fiscal year.  During the SUPPLIER fiscal year, SUPPLIER shall accept up to a [***] percent ([***]%) upside request over the current FOUNDRY CAPACITY, by WAFER TYPE, upon a [***] ([***]) month written advance notice from PI, unless the current FOUNDRY CAPACITY represents [***] percent ([***]%) of SUPPLIER’s total capacity in which case such advance notice shall be a [***] ([***]) month written notice.  SUPPLIER can request PI to negotiate to reduce the committed FOUNDRY CAPACITY, by WAFER TYPE, for the then current SUPPLIER fiscal year, if SUPPLIER and PI determine that PI will not order at least [***] percent ([***]%) of the PI ANNUAL FORECAST by WAFER TYPE.  Any negotiated reduction in FOUNDRY CAPACITY must be agreed to by PI in writing.

2.2

PI shall provide SUPPLIER, on or before a mutually agreed day of each calendar month, a written [***] ([***]) month forecast (“PI MONTHLY FORECAST”) of the quantity of the WAFERS of each PRODUCT to be manufactured and delivered during the Term of this Agreement.  Such forecast shall be in conformity with the FOUNDRY CAPACITY.

2.3

PI must order at least the quantity of WAFERS by WAFER TYPE forecasted in the first [***] ([***]) months of the PI MONTHLY FORECAST unless SUPPLIER agrees to any change.  PI may revise the quantity for each of the last [***] ([***]) months of each PI MONTHLY FORECAST without penalty or charge.

Article 3.(Sale and Purchase of WAFERS; MASK TOOLING SETS)

3.1

As implementation of the foundry services provided in the preceding Article, PI shall purchase from SUPPLIER, and SUPPLIER shall sell to PI, those WAFERS ordered pursuant to the terms and conditions of this Agreement, which shall be non-probed WAFERS.

3.2	Subject to the provisions of Section 3.1 above and 5.2 (“VOLUME PRODUCTION”) below, PI shall submit to SUPPLIER a purchase order (the “PO”) for the WAFERS, which

4	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

PO shall be substantially in line with the provisions of Section 2.3 above.  All PO’s shall be subject to acceptance by SUPPLIER through issuance of a written confirmation within five (5) business days of receipt of the PO.  Upon such written confirmation only, the PO terms of total quantity, delivery time and pricing shall constitute an INDIVIDUAL SALES CONTRACT which will be deemed to incorporate all of the terms and conditions of this Agreement.  The confirmed PO shall be irrevocable except as set forth in Section 2.3 above.  The mix of PRODUCTS and the quantity of WAFERS, by WAFER TYPE, allocated per each of the PRODUCTS in any INDIVIDUAL SALES CONTRACT can be modified at any time, prior to the week the WAFERS will be started, by PI with confirmation from SUPPLIER so long as the total quantity of all WAFERS, by WAFER TYPE, is not less than the total quantity set forth in the INDIVIDUAL SALES CONTRACT.

3.3

The mask databases for creating MASK TOOLING SETS for WAFERS of any PRODUCT shall be supplied by PI to SUPPLIER one (1) week before its commencement of the WAFERS’ fabrication at no cost to SUPPLIER.  SUPPLIER will produce or procure the MASK TOOLING SETS for the WAFERS.  The cost of production or procurement of the MASK TOOLING SETS shall be paid by PI and the MASK TOOLING SETS shall be owned by SUPPLIER, except that all INTELLECTUAL PROPERTY RIGHTS in such MASK TOOLING SETS shall be owned by PI.  If, upon SUPPLIER’s examination, the MASK TOOLING SETS are found to be defective or not in conformance with the MASK SPECIFICATIONS, SUPPLIER shall immediately notify PI in detail as to such defects or non-conformity, and PI shall either provide corrected mask databases and pay for corrected MASK TOOLING SETS or, notwithstanding any other provision of this Agreement, PI can cancel the INDIVIDUAL SALES CONTRACT for the affected WAFERS, upon written notice to SUPPLIER, without any liability except for affected WAFER work in progress (“WIP”) and inventory.  The price to PI for the MASK TOOLING SETS shall be SUPPLIER’s cost to produce or procure them, and shall be commercially reasonable.  If PI determines that the price or quality of the MASK TOOLING SETS is not acceptable then, at PI’s option, the SUPPLIER will procure the MASK TOOLING SETS from a vendor specified by PI.

Article 4.(INTELLECTUAL PROPERTY RIGHTS)

4.1

PI is and shall remain the sole and exclusive owner of all right, title and interest in the PI INTELLECTUAL PROPERTY.  Subject to all of the terms and conditions of this Agreement, PI grants SUPPLIER a limited, non-exclusive license in the PI INTELLECTUAL PROPERTY for the sole purpose of using it internally to manufacture WAFERS for PI in accordance with the terms and conditions of this Agreement.  SUPPLIER may not use the PI INTELLECTUAL PROPERTY for any other purpose or license it to any third party, unless a separate written agreement for any such rights is executed by PI.

4.2	PI shall be the sole and exclusive owner of all right, title and interest in the PI IMPROVEMENTS. SUPPLIER hereby does and will irrevocably and unconditionally

5	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

transfer and assign to PI all of SUPPLIER’s right, title and interest worldwide in the PI IMPROVEMENTS.  SUPPLIER will promptly disclose in writing all PI IMPROVEMENTS to PI promptly upon their creation.  SUPPLIER shall take all reasonable actions, at PI’s expense, to assist PI in perfecting and enforcing its rights in the PI IMPROVEMENTS.  Such actions shall include but not be limited to execution of assignments, patent applications and other documents.  Subject to all of the terms and conditions of this Agreement, PI hereby grants to SUPPLIER a non-exclusive, irrevocable, perpetual, royalty-free, non-transferable, worldwide, right and license, under all INTELLECTUAL PROPERTY RIGHTS to use, modify, reproduce, (but sub-license only to a SUPPLIER SUBSIDIARY) the PI IMPROVEMENTS for SUPPLIER’s internal use only except that no license is granted to the PI IMPROVEMENTS for the purpose of SUPPLIER provided foundry service or other benefit to a third party.

4.3

In the event that any portion of Section 4.2 is declared invalid or illegal according to any applicable law, (a) SUPPLIER hereby waives and agrees never to assert such rights, including any moral rights or similar rights, against PI or PI’s licensees and (b) the parties hereby modify such portion, effective upon such declaration, in such manner as shall secure for PI an exclusive, irrevocable, perpetual, worldwide, fully paid and royalty-free license under all INTELLECTUAL PROPERTY RIGHTS, with rights to sublicense through one or more level(s) of sublicensee(s), to use, modify, reproduce, create derivative works of, distribute, publicly perform and publicly display by all means now known or later developed, and otherwise exploit in any manner such rights in the PI IMPROVEMENTS, to the maximum extent permitted by applicable law.

4.4

SUPPLIER shall be the sole and exclusive owner of all right, title and interest in the SUPPLIER IMPROVEMENTS.  PI will pay SUPPLIER a [***] licensee fee of [***] ([***]) in the payments set forth below in this Section 4.4, for which SUPPLIER hereby grants to PI a non-exclusive, irrevocable, perpetual, royalty-free, non-transferable, worldwide, right and license, under all  INTELLECTUAL PROPERTY RIGHTS to use, modify, reproduce, distribute and otherwise exploit in any manner all SUPPLIER IMPROVEMENTS as part of the PI PROCESS and any modifications thereto.  Without any consent of SUPPLIER, PI may sublicense the SUPPLIER IMPROVEMENTS to PI’s SUBSIDIARY so long as the sublicense provides for the protection of SUPPLIER’s CONFIDENTIAL INFORMATION on terms not less protective of SUPPLIER’s rights than those set forth in this Agreement.  SUPPLIER will promptly disclose in writing all SUPPLIER IMPROVEMENTS to PI upon their creation.  Such one-time license fee will be paid in four payments as follows:  (a) [***] ([***]) within [***] ([***]) days of the execution of this Agreement, (b) [***] ([***]) paid on or before [***], (c) [***] ([***]) within [***] ([***]) days after first shipment of WAFERS to PI by SUPPLIER, and (d) [***] ([***]) within [***] ([***]) days after SUPPLIER’s foundry is deemed by PI to be ready for VOLUME PRODUCTION.

4.5

SUPPLIER agrees not to use the PI INTELLECTUAL PROPERTY or any license under this Agreement in whole or in part, or any knowledge gained by SUPPLIER through producing WAFERS for PI to develop an equivalent or competing process or other product

6	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

or service that would compete with PI.  Subject to the previous sentence, SUPPLIER may produce any type or variety of product, technology or service whatsoever in order to conduct business with its other customers.

Article 5.(PILOT PRODUCTION and Minimum Order Quantity)

5.1	PILOT PRODUCTION
5.1.1	For the PILOT PRODUCTION, PI shall, if PI desires to, place an order with SUPPLIER for a minimum of [***] ([***]) WAFER starts ([***] ([***]) pilot lot) or multiples thereof per each PRODUCT.
5.1.2

The output will be shipped to PI if the WAFERS output is at least [***] percent ([***]%) of the ordered quantity.  If the WAFERS output is less than [***] percent ([***]%) of the ordered quantity, SUPPLIER will inform PI of the output quantity of the WAFERS, and if PI requires to have the shortage covered, SUPPLIER will re-input the WAFERS to cover the shortage of quantity at no additional cost to PI.

5.2	VOLUME PRODUCTION
5.2.1

For the VOLUME PRODUCTION, PI shall place an order with SUPPLIER for a minimum of [***] ([***]) WAFER starts ([***] ([***]) lot) or multiples thereof per each PRODUCT and SUPPLIER will ship monthly orders in quantities not less than [*** ([***]) of the quantities ordered of each PRODUCT.

5.2.2	The orders of PI for the VOLUME PRODUCTION shall be subject to the provisions of Section 3.2 above.

Article 6.(Delivery)

6.1	The terms of delivery of the WAFERS shall be FCA, ZMD, Dresden (as such terms are defined in Incoterms 2000).
6.2

The title and risk of loss relating to the WAFERS delivered by SUPPLIER to PI shall transfer from SUPPLIER to PI at such time and point as provided in Incoterms 2000 relating to such FCA terms.  PI shall have the right to designate a freight forwarder, subject to SUPPLIER’s reasonable approval.

6.3

SUPPLIER will deliver the WAFERS within the number of calendar days specified in the INDIVIDUAL SALES CONTRACT.  In the event that SUPPLIER foresees a delay in the delivery schedule of the WAFERS, SUPPLIER shall make a best effort to correct any delay and SUPPLIER shall promptly notify PI of such delay and submit to PI the new delivery schedule.  PI will have the right to cancel, without liability, the INDIVIDUAL SALES CONTRACT for the delayed WAFERS if the delay is greater than thirty (30) days.

6.4	SUPPLIER shall pack the WAFERS in accordance with the packing standards defined in the COMMON SPECIFICATIONS.

7	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

6.5

SUPPLIER shall collect PCM data (“PCM DATA”), as defined in the COMMON SPECIFICATIONS, on the manufactured WAFERS.  SUPPLIER will send the PCM DATA electronically to PI before the WAFERS are received by PI.  The PCM DATA will be accurate and complete for all WAFERS and sent in a mutually agreed upon format.

6.6

In the case that PI determines, in consultation with SUPPLIER, that the WAFERS currently being manufactured will not meet the PRODUCTS requirements, PI can, notwithstanding any other provision of this Agreement, cancel the INDIVIDUAL SALES CONTRACT for the affected WAFERS without any liability except for the affected WAFER WIP and inventory, upon written notice to SUPPLIER.

Article 7.(Test and Inspection)

7.1

PI shall conduct incoming inspection of the WAFERS, by WAFER TYPE, to determine the WAFERS’ conformance to the COMMON SPECIFICATIONS.  The PCM DATA specified in Section 6.5 is required for the incoming inspection of the WAFERS and the omission, inaccuracy or other defect in the PCM DATA will in itself be sufficient cause to reject the WAFERS.  This inspection shall be regarded as final in terms of quality, quantity and other conditions of the WAFERS supplied to PI subject to SUPPLIER’s warranty as defined in Section 11.1.  All WAFERS passing the incoming inspection will be accepted by PI.

7.2

PI shall notify SUPPLIER which of the WAFERS have been accepted by PI within [***] ([***]) business days after receipt of the WAFERS by PI.  Should PI fail to notify SUPPLIER within the said [***] ([***]) business days, the WAFERS shall be deemed to have been accepted by PI.  PI will owe SUPPLIER payment only for the quantity of WAFERS that have been accepted by PI.

7.3	SUPPLIER shall not be held responsible for the defects and failures of the WAFERS which are attributable to the design, test and assembly by PI of the PRODUCTS.
7.4	SUPPLIER shall not be held responsible for the defects, failures and yield problems of the WAFERS if the WAFERS meet the specifications set forth in the COMMON SPECIFICATIONS.
7.5

SUPPLIER may make a written special waiver request to PI to ship WAFERS that do not comply with the COMMON SPECIFICATIONS.  If PI approves such special waiver request in writing, which approval may include special terms and conditions, SUPPLIER may ship such non-complying WAFERS under such terms and conditions.

Article 8.(Process and Specification Changes)

8.1

SUPPLIER shall notify PI in writing as soon as possible, in advance and in accordance with the COMMON SPECIFICATIONS, of process changes which require PI’s change in database or which would affect the quality, reliability, form, fit or function of the PRODUCTS.  Each such process change shall be subject to PI’s prior written approval.  If

8	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

PI does not approve and the process change is implemented, PI will have the right to cancel, without liability, any INDIVIDUAL SALES CONTRACT affected by the process change.

8.2

PI shall have sole responsibility for the control, maintenance, distribution and modification of the COMMON SPECIFICATIONS including but not limited to the addition and maintenance of applicable process, inspection, quality and procurement specifications.  PI will notify SUPPLIER of any changes to the COMMON SPECIFICATIONS by amending Exhibit C and attaching the relevant specification or documentation.  SUPPLIER will acknowledge acceptance of the COMMON SPECIFICATIONS in writing and SUPPLIER’s acceptance of the COMMON SPECIFICATIONS will not be unreasonably withheld.  In the case of any issue with the COMMON SPECIFICATIONS, SUPPLIER agrees that PI is the ultimate authority on the COMMON SPECIFICATIONS.

Article 9.(Price and Charge)

9.1

The prices of the WAFERS, which are produced both in the PILOT PRODUCTION and the VOLUME PRODUCTION are set forth in Exhibit B attached hereto.  Any modifications thereto must be agreed upon by SUPPLIER and PI in writing, either as an amendment to EXHIBIT B or as part of an INDIVIDUAL SALES CONTRACT.  SUPPLIER and PI may jointly review and revise the WAFERS’ price, by WAFER TYPE, within [***] ([***]) days of the close of SUPPLIER’s fiscal year or upon a material change to the COMMON SPECIFICATIONS.

Article 10.(Payments)

10.1

Payment for the WAFERS shall be by telephonic transfer [***] ([***]) days after receipt of invoice and secured by a standby letter of credit to be opened at a first class bank acceptable to SUPPLIER.  SUPPLIER agrees to negotiate terms or alternate forms of payment as proposed by PI.

10.2

For tooling costs, PI will pay SUPPLIER [***] [***]).  Such tooling costs will be paid in two payments as follows: (a) [***] [***]) to be paid on or before [***], and (b) [***] [***]) to be paid within [***] ([***]) days after acceptance of the IMPLANTER by SUPPLIER.

10.3

If this Agreement is terminated in accordance with Article 13 (“Term and Termination”) before SUPPLIER delivers and PI accepts [***] ([***]) WAFERS then SUPPLIER shall immediately pay PI the following amount:

[***]

If this Agreement reaches the end of its term before SUPPLIER delivers and PI accepts [***] ([***]) WAFERS, SUPPLIER will have no obligation to pay PI any funds under this Section 10.3, provided the quantity of WAFERS delivered by SUPPLIER was not materially adversely affected by SUPPLIER’s quality, production or delivery problems.

9	Confidential

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Article 11.(Warranty, Indemnification and Improvements)

11.1

SUPPLIER warrants that the WAFERS sold to PI will conform to their COMMON SPECIFICATIONS.  PI shall notify SUPPLIER in writing of any such non-conformity or defect of said WAFERS within [***] ([***]) months after notification of acceptance per Section 7.2 above.  SUPPLIER’s sole obligations under this warranty are limited to, at PI’s option, (i) replacing or reworking any said WAFERS which shall be returned to SUPPLIER’s manufacturing facility with transportation charges prepaid, or (ii) SUPPLIER crediting an amount equal to the purchase price of said WAFERS.

11.2

SUPPLIER shall defend, indemnify and hold harmless PI, its officers, directors, employees and representatives from and against any claim, demand, cause of action, debt, or liability, including reasonable attorneys’ fees, relating to or arising from allegations that the SUPPLIER PROCESS, SUPPLIER IMPROVEMENTS and any SUPPLIER contributions to the PI INTELLECTUAL PROPERTY used to produce WAFERS or the resulting WAFERS infringes any patent, copyright, trade secret or other right of any kind of a third party; provided that SUPPLIER is promptly notified in writing of the action and is allowed to assume and control the defense.  SUPPLIER shall pay all damages and costs awarded therein, but shall not be responsible for any compromise or settlement made without SUPPLIER’s consent.

11.3

EXCEPT AS EXPRESSLY STATED HEREIN, NO EXPRESS OR IMPLIED WARRANTIES ARE MADE BY SUPPLIER RELATING TO THE WAFERS, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  PI MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH REGARD TO ANY OF THE PI INTELLECTUAL PROPERTY.

11.4

PI shall defend, indemnify and hold harmless SUPPLIER, its officers, directors, employees and representatives from and against any claim, demand, cause of action, debt, or liability, including reasonable attorneys’ fees, relating to or arising from allegations that the PI PROCESS and any PI contributions to the PI IMPROVEMENTS used to produce WAFERS infringes any patent, copyright, trade secret or other right of any kind of a third party; provided that PI is promptly notified in writing of the action and is allowed to assume and control the defense.  PI shall pay all damages and costs awarded therein, but shall not be responsible for any compromise or settlement made without PI’s consent.

11.5

Notwithstanding Section 13.7, SUPPLIER shall keep records for [***] ([***]) years, notwithstanding the termination of this Agreement, of the WAFERS manufactured and summaries of their process monitors.  SUPPLIER agrees to permit such records to be examined and copied by PI or PI’s authorized representative, upon reasonable prior written notice to SUPPLIER, during normal business hours at SUPPLIER’s offices.  Such records shall be deemed PI’s CONFIDENTIAL INFORMATION.

10	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

Article 12.(Confidentiality)

12.1	The receiving party shall use any CONFIDENTIAL INFORMATION acquired from the disclosing party in connection with this Agreement solely for the purposes of this Agreement.
12.2

Subject to Sections 12.7 and 12.8, for a period of [***] ([***]) years after the receipt or creation of the CONFIDENTIAL INFORMATION, or during the Term of this Agreement, whichever is longer, the receiving party shall use a reasonable standard of care not to publish or disseminate the CONFIDENTIAL INFORMATION to any third party, except as otherwise provided herein.  The receiving party shall have no obligation with respect to any CONFIDENTIAL INFORMATION received by it which the receiving party shall prove is:

(a)	Published or otherwise available to the public other than by a breach of this Agreement or any other agreement by the receiving party
(b)	Rightfully received by the receiving party hereunder from a third party not obligated under this Agreement or any other agreement, and without confidential limitation;
(c)	Known to the receiving party prior to its first receipt of the same from the disclosing party;
(d)	Independently developed by the receiving party without access to the CONFIDENTIAL INFORMATION of the other party; or
(e)	Furnished to a third party by the disclosing party without restrictions on the third party’s right of disclosure similar to those of this Agreement.
(f)	Stated in writing by a Disclosing Party no longer to be CONFIDENTIAL INFORMATION.

In the case that Recipient intends to disclose publicly or to a third party any CONFIDENTIAL INFORMATION under the previously defined exceptions above, the Recipient must first give the disclosing party written notice thirty (30) days prior to such a disclosure.

12.3

If any CONFIDENTIAL INFORMATION is disclosed pursuant to the requirement or request of a governmental or judicial agency or disclosure is required by operation of law, such disclosure will not constitute a breach of this Agreement, provided that the receiving party shall give prior written notice to the disclosing party and seek a protective order with respect thereto reasonably satisfactory to the disclosing party to the extent available under applicable law.

12.4	The receiving party shall limit access to the CONFIDENTIAL INFORMATION only to

11	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

such officers and employees of the receiving party who are reasonably necessary to implement this Agreement and only to such extent as may be necessary for such officers and employees to perform their duties.  The receiving party shall be liable to cause all of such officers and employees to sign a secrecy agreement to abide by the secrecy obligations provided in this Agreement.  The receiving party shall maintain records of such officers and employees.

12.5

CONFIDENTIAL INFORMATION and all materials including, without limitation, documents, drawings, masks, specifications, models, apparatus, sketches, designs and lists furnished to the receiving party by and which are themselves identified to be or designated in writing to be the property of the disclosing party are and shall remain the property of the disclosing party and shall be returned to the disclosing party promptly at its request, including any copies.

12.6

PI may disclose information with respect to any SUPPLIER IMPROVEMENTS to the PI PROCESS to one or more third parties as PI CONFIDENTIAL INFORMATION and covered by a non-disclosure agreement with protection equivalent to this Agreement for the sole purpose of having such third parties provide PI with design, layout, foundry, assembly and testing services.

12.7

CONFIDENTIAL MANUFACTURING INFORMATION will be confidential for a period of [***] ([***]) years after the Term of this Agreement and SUPPLIER agrees to use its best efforts to never make public the CONFIDENTIAL MANUFACTURING INFORMATION.  Notwithstanding any other provision of this Agreement, SUPPLIER shall treat the CONFIDENTIAL MANUFACTURING INFORMATION in accordance with the confidentiality obligations and use restrictions of this Agreement during that [***] ([***]) year period.

12.8

SUPPLIER’s obligations with respect to any portion of PI’s CONFIDENTIAL MANUFACTURING INFORMATION shall terminate when SUPPLIER can document and with PI’s written concurrence that such CONFIDENTIAL MANUFACTURING INFORMATION:

(a)	Was rightfully in the public domain at the time it was communicated to SUPPLIER by PI; or
(b)	Rightfully entered the public domain through no fault of SUPPLIER subsequent to the time it was communicated to SUPPLIER by PI; or
(c)	Was rightfully in SUPPLIER’s possession free of any obligation of confidence at the time it was communicated to SUPPLIER by PI; or
(d)	Was rightfully communicated to SUPPLIER by a third party free of any obligation of confidence subsequent to the time it was communicated to SUPPLIER by PI; or
(e)	Was independently developed by SUPPLIER and the SUPPLIER gave PI notice

12	Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

thereof, within [***] ([***]) days of the disclosure of the PI CONFIDENTIAL MANUFACTURING INFORMATION to the SUPPLIER, documenting the information independently developed by the SUPPLIER.

For any CONFIDENTIAL MANUFACTURING INFORMATION to be subject to an exception above, any document containing such CONFIDENTIAL MANUFACTURING INFORMATION, and the information related thereto, must in their entirety qualify for the exception.  This explicitly excludes any right to apply the exception by redacting CONFIDENTIAL MANUFACTURING INFORMATION or any part thereof from a document.

In the case that SUPPLIER intends to disclose to an unauthorized party PI’s CONFIDENTIAL MANUFACTURING INFORMATION under the exceptions above, the SUPPLIER must first receive PI’s prior written approval and such approval will be in PI’s sole discretion.

12.9

PI may request the confidential release of SUPPLIER’s CONFIDENTIAL INFORMATION to a customer of the PRODUCTS for purposes of such customer’s evaluation or audit.  SUPPLIER shall not unreasonably withhold approval of the release.

12.10

Obligation to Notify and Remedy.  SUPPLIER will immediately give written notice to PI of any suspected unauthorized use or disclosure of PI’s CONFIDENTIAL MANUFACTURING INFORMATION and SUPPLIER will be responsible for remedying such unauthorized use or disclosure.  In the event that SUPPLIER or (to the knowledge of SUPPLIER) any of its representatives is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demands or other similar processes) to disclose any of PI’s CONFIDENTIAL MANUFACTURING INFORMATION, SUPPLIER shall provide PI with prompt written notice of any such request or requirement sufficiently timely to allow PI adequate time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement.

12.11

Notwithstanding Section 18.1 (“Entire Agreement”), the parties agree that the CMI Agreement previously entered into between the parties shall remain in full force and effect.  In case of any conflict between the provisions this Agreement and those of the CMI Agreement, the provisions giving the greater protection to the CONFIDENTIAL MANUFACTURING INFORMATION shall govern except that in any such conflict involving Section 12.4 of this Agreement, such Section 12.4 shall govern.

Article 13.(Term and Termination)

13.1

This Agreement shall continue in full force and effect from the Effective Date until [***], unless earlier terminated as provided herein (“Term”).  If this Agreement has not earlier terminated the parties agree to negotiate in good faith, beginning one year prior to end of

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the Term, for this Agreement’s continuation for another [***] ([***]) year period, on mutually agreeable terms and conditions.

13.2

Notwithstanding anything to the contrary in Section 18.11 (“Force Majeure”), if any governmental agency, entity or authority requires (including through administrative guidance) any changes to this Agreement, PI may terminate this Agreement immediately if the changes are, in PI’s sole discretion, detrimental to PI’s interests or otherwise not reasonably acceptable to PI, without liability of any kind.

13.3

In the event that either party has committed a material breach of this Agreement, the other party shall promptly give written notice thereof to the breaching party, specifying any alleged material breach or breaches.  The breaching party shall have sixty (60) days after the effective date of such written notice to have all material breaches specified either remedied or waived (“cured”).  If such breaches are not so cured, the other party shall have the right to terminate this Agreement effective upon written notice.

13.4

A first party shall also have the right to terminate this Agreement with immediate effect by giving written notice of termination to the other party at any time upon or after the occurrence of any of the following events with respect to such other party:

(a)

Insolvency, bankruptcy, reorganization or liquidation or filing of any application therefor, or other commitment of an affirmative act of insolvency, which is not promptly removed or stayed, if (1) the first party does not receive prompt, satisfactory, written assurance from the other party that it can meet its obligations under this Agreement, or (2) after such assurance such other party does not continue to meet such obligations;

(b)	Attachment, execution or seizure of substantially all of the assets or filing of any application therefor which is not promptly released or stayed;
(c)	Assignment or transfer of that portion of the business to which this Agreement pertains to a trustee for the benefit of creditors;
(d)	Termination of its business or dissolution.
13.5	[***]
13.6

No failure or delay on the part of either party in exercising its right of termination hereunder for any one or more causes shall be construed to prejudice its rights of termination for such cause or any other or subsequent cause.

13.7

In the event of expiration or termination of this Agreement, within sixty (60) days after expiration or termination of this Agreement, the receiving party shall return to the disclosing party all media and documentation containing the CONFIDENTIAL INFORMATION and render unusable all said CONFIDENTIAL INFORMATION placed in any storage apparatus under the receiving party’s control.  SUPPLIER will promptly produce for PI all documents in any form containing CONFIDENTIAL MANUFACTURING INFORMATION, whether made by PI or by SUPPLIER (including

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notes made by SUPPLIER), and whether such documents be in hard copy, electronic (including email), optical or other form.

13.8	The termination or expiration of this Agreement shall not release either party from any liability which at said date of termination or expiration has already accrued to the other party.
13.9

Notwithstanding any termination or expiration of this Agreement, the provisions of Articles 1 (“Definitions”), 4 (“INTELLECTUAL PROPERTY RIGHTS”), 11 (“Warranty, Indemnification and Improvements”), and 12 (“Confidentiality”), Sections 13.7, 13.8, 13.9, and Articles 14 (“Government Regulations”), 15 (“Non-Disclosure”), and 17 (“Miscellaneous Provisions”) shall survive this Agreement.

Article 14.(Government Regulations)

14.1

Unless prior approval is obtained from the competent governmental agency, each party shall not knowingly export or re-export, directly or indirectly, any WAFERS to any country or countries to which export or re-export will violate any laws or regulations of the United States of America.

14.2	SUPPLIER is responsible for all taxes in respect of this Agreement except for taxes on PI’s income.

Article 15.(Non-Disclosure)

15.1

SUPPLIER shall keep the terms and existence of this Agreement confidential and shall not make disclosure thereof to any third party without the prior written consent of PI, which will be at PI’s sole discretion and, if given, shall be conditioned upon all CONFIDENTIAL MANUFACTURING INFORMATION being redacted from such disclosure.

Article 16.(Third Party Service Providers)

16.1

SUPPLIER shall have no right to have WAFERS manufactured, in whole or in part, by a third party unless PI gives its written approval therefor in advance, which approval shall be at PI’s sole discretion.  If PI does give such written approval, then SUPPLIER may disclose PI CONFIDENTIAL INFORMATION for the sole purpose of, and only to the extent reasonably necessary for, having such third party provide such services solely for the benefit if PI and not for the benefit of any other party.  Such approval shall be conditioned upon:

(i)	PI’s prior review and written approval of the contract between SUPPLIER and such third party performing such manufacture; and
(ii)	the third party agreeing in writing to all applicable terms and conditions of this Agreement, and;
(iii)	SUPPLIER being the insurer and guarantor of such third party’s full observance of such terms and conditions; and

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(iv)	SUPPLIER’s disclosure of CONFIDENTIAL MANUFACTURING INFORMATION to such third party being subject to PI’s prior written approval, which shall be at PI’s sole discretion.

Article 17.(Manufacturing Equipment)

17.1	SUPPLIER will purchase the following manufacturing equipment defined below (the IMPLANTER), which is a high energy implanter:

[***]

17.2

SUPPLIER will own the IMPLANTER and will be responsible for full installation, connection to existing equipment, testing and qualification of the IMPLANTER at SUPPLIER’s facility.  Qualification will be in accordance with a qualification plan mutually agreed upon in writing between SUPPLIER and PI.  Qualification shall not be complete until the date PI reasonably agrees in writing that the foregoing qualification plan has been met.

17.3

SUPPLIER shall keep the IMPLANTER in operating condition and available for VOLUME PRODUCTION during the Term of this Agreement.  SUPPLIER shall be responsible for the maintenance and operation of the IMPLANTER.  SUPPLIER will pay for all repairs of the IMPLANTER.  Any repairs should be completed in reasonable time provided, however, that if a repair cannot be completed within [***] ([***]) calendar days from discovery of the need for such repair, then SUPPLIER shall give immediate written notice to PI describing (1) the problem preventing repair in such [***] ([***]) day period, and (2) a firm schedule for completing the repair.

17.4

SUPPLIER shall not modify the IMPLANTER without the prior written approval of PI.  SUPPLIER will pay for any modifications of the IMPLANTER.  PI shall determine whether the approved modification requires re-qualification of the IMPLANTER.  SUPPLIER agrees to re-qualify the IMPLANTER if so determined in accordance with a mutually agreed-to, written qualification plan.  Such re-qualification will be at SUPPLIER’s expense.

17.5

Without PI’s prior written consent, SUPPLIER shall not (a) move or relocate the IMPLANTER, (b) lend or transfer it to any third party, or (c) encumber the IMPLANTER with any lien or other security interest, except for the terms and conditions of any grant by the [***].

17.6

The IMPLANTER will be used for manufacturing WAFERS for PI, and for PI research and development activities.  The IMPLANTER will not be used for the benefit of competitors of PI.  SUPPLIER will obtain prior written consent of PI for the use of the IMPLANTER for third parties.  Such consent will not unreasonably be withheld.  The operation of the IMPLANTER for any other use is permitted as long as delivery and FOUNDRY CAPACITY commitments by SUPPLIER to PI are met.

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17.7

The requirements of Sections 17.4, 17.5 and 17.6 will expire upon the earlier of the date that SUPPLIER delivers and PI accepts [***] ([***]) WAFERS or upon the date that PI is paid the total amount set forth in Section 10.3.

Article 18.(Miscellaneous Provisions)

18.1

Entire Agreement.  This Agreement embodies the entire understanding of the parties as it relates to the subject matter hereof and this Agreement supersedes any prior agreements or understandings between the parties with respect to such subject matter.

18.2	Article Headings. The article and section headings herein are for convenience only and shall not affect the construction hereof.
18.3

Waiver.  Should either PI or SUPPLIER fail to enforce any provision of this Agreement or to exercise any right in respect thereto, such failure shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce such provision or right or any other provision or right.

18.4

No License.  Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon either party hereunder any license or other right except as expressly set forth in Article 4 (“INTELLECTUAL PROPERTY RIGHTS”).

18.5

English Language.  This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties.  All communications between SUPPLIER and PI to effect the terms of this Agreement shall be in the English language only.

18.6

No Agency.  The parties to this Agreement are independent contractors.  There is no relationship of agency, partnership, joint venture, employment or franchise between the parties.  Neither party has, nor will either party represent that it has, the authority to bind the other or to incur any obligation on its behalf.

18.7

Notices.  Any notice required or permitted to be given by either party to the other party under this Agreement shall be in writing and delivered by overnight courier, signature of receipt required, and shall be deemed delivered upon written confirmation of delivery by the courier, if sent to the following respective addresses or such new addresses as may from time to time be supplied hereunder.

To:ZMD Analog Mixed Signal Services GmbH & CoKG

Grenzstrasse 28

01109 Dresden

Attention: Executive VP Foundry

To:Power Integrations, Inc.

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5245 Hellyer Ave,

San Jose, CA U.S.A. 95138

Attention: President

18.8

Invalidity.  If any provision of this Agreement, or the application thereof to any situation or circumstance, shall be invalid or unenforceable, the remainder of this Agreement or the application of such provision to situations or circumstances other than those as to which it is invalid or unenforceable, shall not be affected; and each remaining provision of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable law.  In the event of such partial invalidity, the parties shall seek in good faith to agree on replacing any such legally invalid provisions with provisions which, in effect, will most nearly and fairly approach the effect of the invalid provision.

18.9

Assignment.  This Agreement and any rights or licenses granted herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  SUPPLIER shall not assign any of its rights or privileges hereunder without the prior written consent of PI except as set forth in Section 13.5.  Such consent shall not be unreasonably withheld.

18.10

Amendment.  This Agreement may not be extended, supplemented or amended in any manner except by an instrument in writing expressly referring to this Agreement and duly executed by authorized officers of both parties.

18.11

Force Majeure.  Either party shall be excused for failures and delays in performance caused by war, declared or not, any laws, proclamations, ordinances or regulations of the government of any country or of any political subdivision of any country, or strikes, lockouts, floods, fires, explosions, acts of terrorism or such other catastrophes as are beyond the control or without the material fault of such party (“Causes”).  Any party claiming any such excuse for failure or delay in performance due to such Causes shall give prompt notice thereof to the other party, and neither party shall be required to perform hereunder during the period of such excused failure or delay in performance except as otherwise provided herein.  This provision shall not, however, release such party from using its best efforts to avoid or remove all such Causes and such party shall continue performance hereunder with the utmost dispatch whenever such Causes are removed.  In the event that the period of excused performance continues for ninety (90) days, this Agreement may be terminated by the party not excused under this Section 18.11 (“Force Majeure”), by written notice to the other party, subject to the provisions of Article 13 (“Term and Termination”) relating to the effect of termination.

18.12

Equitable Relief.  Because SUPPLIER will have access to and become acquainted with the CONFIDENTIAL INFORMATION of PI, the unauthorized use or disclosure of which would cause irreparable harm and significant injury which would be difficult to ascertain and which would not be compensable by damages alone, the parties agree that PI will have the right to obtain an injunction, specific performance, or other equitable relief without

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prejudice to any other rights and remedies that it may have for such breach of this Agreement.

18.13	[***]
18.14

Governing Law.  This Agreement and matters connected with the performance hereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of California and the United States without regard to conflict of laws principles.  SUPPLIER hereby submits to the jurisdiction of, and waives any venue objection against, the Superior Court of the State of California in Santa Clara County, or the Municipal Court of the State of California, County of Santa Clara, or the United States District Court for the Northern District of California, in any litigation arising out of this Agreement.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective corporate names by their duly authorized representatives on the date written below.

ZMD Analog Mixed Signal Services GmbH & CoKG		Power Integrations, Inc.

Signature:	/s/ THILO VON SELCHOW	Signature:	/s/ BALU BALAKRISHNAN
Name:	Thilo von Silchow	Name:	Balu Balakrishnan
Title:	President	Title:	C.E.O. and President
Date:	May 23, 2003	Date:	May 23, 2003

Signature:	/s/ KONRAD HERRE
Name:	Konrad Herre
Title:	Director Managing Executive VP Foundry
Date:	May 23, 2003

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Exhibit A

SUPPLIER FOUNDRY CAPACITY and PI ANNUAL FORECAST

1.SUPPLIER FOUNDRY CAPACITY

The following FOUNDRY CAPACITY will effective from January, 2004 for the following quarters:

SUPPLIER Fiscal Year	Q1	Q2	Q3	Q4
2004	[***]	[***]	[***]	[***]
2005	[***]	[***]	[***]	[***]

Section 2.1 of the Agreement will determine FOUNDRY CAPACITY [***].

If PI requires SUPPLIER to commit to a FOUNDRY CAPACITY over [***] WAFERS / month, then PI and SUPPLIER will negotiate the sharing of the cost of increasing the FOUNDRY CAPACITY, in good faith.

2.PI’s projected PI ANNUAL FORECAST of WAFER orders (non-binding)

SUPPLIER Fiscal Year	2004	2005	2006	2007	2008	2009
WAFERS	[***]	[***]	[***]	[***]	[***]	[***]

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Exhibit B

PRICES

[***] DC PROCESS WAFER

Price: [***] layers First [***]wafers[***]

Next [***] wafers[***]

At an annual volume of more than [***] ([***]) shipped WAFERS per year, pricing will change based on the average monthly run-rate scheduled to ship per quarter as follows:

< [***] wafers / month[***]

[***] – [***] wafers / month[***]

> [***] wafers / month[***]

A rebate of [***] ([***]) shall be applied to each WAFER purchased by PI until [***] ([***]) WAFERS have been accepted by PI.

Delivery times:

VOLUME PRODUCTION[***]

DC PROCESS ENGINEERING WAFER

Price:Std. and non-std. run[***]

Hot run[***]

Minimum wafer lot size[***] wafers

Delivery times:

Standard run[***]

Hot run[***]

Non-Standard run[***]

MASK TOOLING SET

Price:[***] mask set

([***] [***] masks)

([***] [***] masks)[***]

Individual masks

[***] mask [***]

[***] mask [***]

Vendors: [***]

ALL PRICES ABOVE WILL BE NEGOTIATED AND PAID IN US DOLLARS.

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Exhibit C

SPECIFICATIONS

COMMON SPECIFICATION

The COMMON SPECIFICATION(S) is the [***] to produce and deliver WAFERS to PI during the Term of this Agreement.

23	Confidential